UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 27, 2011

    VISUALANT, INCORPORATED

(Exact name of Registrant as specified in its charter)

Nevada	0-25541	91-1948357
(State or jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Union Street, Suite 406

Seattle, Washington 98101

                (206) 903-1351

(Address of Registrant’s principal executive office and telephone number)

Section 8 – Other Events

Item 8.01 Other Events.

On January 27, 2011, the Board of Directors of Visualant, Inc. (the “Company”) amended the Company’s Audit, Compensation and Nominations and Governance Committee Charters. Copies of these Charters are filed hereto as Exhibits 99.1 - 99.3 respectively.

In addition, on January 27, 2011, the Company’s Board of Directors amended the Company’s Code of Conduct & Ethics Policy (“Code of Ethics”). A copy of the Code of Ethics is filed hereto as Exhibit 14.1

Copies of these amended Charters and the Code of Ethics may also be found on the Company’s website at http://www.visualant.net.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits –

Exhibit No.	Description

14.1	Code of Conduct & Ethics dated January 27, 2011.

99.1	Audit Committee Charter dated January 27, 2011.

99.2	Compensation Committee Charter dated January 27, 2011.

99.3	Nominations and Governance Committee Charter dated January 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: VISUALANT, INCORPORATED

By:	/s/ Mark Scott
Mark Scott, CFO

January 31, 2011

Item 9.01  Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits –

Exhibit No.	Description

14.1	Code of Conduct & Ethics dated January 27, 2011.

99.1	Audit Committee Charter dated January 27, 2011.

99.2	Compensation Committee Charter dated January 27, 2011.

99.3	Nominations and Governance Committee Charter dated January 27, 2011.